UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-21880
Oppenheimer Rochester Michigan Municipal Fund
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: March 31
Date of reporting period: 03/31/2010

Item 1. Reports to Stockholders.
March 31, 2010 Oppenheimer Rochester® Management Commentaries Michigan Municipal and Fund Annual Report A N A G E M E N T C O M M E N TA R I E S An Interview with Your Fund’s Portfolio Managers A N N U A L R E P O RT Listing of Top Holdings Fund Performance Discussion Listing of Investments Financial Statements OppenheimerFunds was the #1 tax-exempt bond fund family in the Barron’s/Lipper Best Fund Families survey, which analyzed the 2009 performance of 61 mutual fund families. Source: “Best Mutual-Fund Families,” Barron’s, February 1, 2010. See page 2 for specific information on the methodology used to determine the one-year rankings in the Barron’s/Lipper Best Fund Families survey. Past performance does not guarantee future results.

TOP HOLDINGS AND ALLOCATIONS

Top Ten Categories

Hospital/Health Care	18.4%
Tobacco—Master Settlement Agreement	11.6
General Obligation	11.2
Municipal Leases	9.5
Sales Tax Revenue	7.5
Education	6.1
Not-for-Profit Organization	5.7
Tax Increment Financing (TIF)	4.4
Sewer Utilities	4.3
Marine/Aviation Facilities	3.3
Portfolio holdings are subject to change. Percentages are as of March 31, 2010, and are based on total assets.
Credit Allocation

	NRSRO-Rated	Manager-Rated	Total

AAA	8.7%	—%	8.7%
AA	6.9	—	6.9
A	20.8	—	20.8
BBB	26.6	9.0	35.6
BB or lower	17.9	10.1	28.0
Total	80.9%	19.1%	100.0%
The Fund’s investment adviser, OppenheimerFunds, Inc. (“the Manager”), determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as Standard & Poor’s. For securities rated by an NRSRO other than S&P, the Manager converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the Manager may use its own credit analysis to assign ratings in denominations similar to those of S&P.
The percentages above are based on the market value of the Fund’s securities as of 3/31/10 and are subject to change; market value does not include cash. AAA, AA, A and BBB are investment-grade ratings. More information about securities ratings is contained in the Fund’s Statement of Additional Information.
13 | OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund’s performance during its fiscal year ended March 31, 2010, followed by a graphical comparison of the Fund’s performance to appropriate broad-based market indices.
Management’s Discussion of Fund Performance. During the 12-month period ended March 31, 2010, prices in the municipal bond market generally rose, contributing to higher net asset values and highly favorable total returns for Oppenheimer Rochester Michigan Municipal Fund. In all, the Class A shares produced a total return of 33.82% at net asset value for the reporting period (27.46% with sales charge). As of March 31, 2010, the distribution yield of this Fund’s Class A shares was 7.39% at NAV.
     During the reporting period, Oppenheimer Rochester Michigan Municipal Fund distributed 70.6 cents per Class A share, including a small amount of taxable income. The Fund’s monthly dividend for Class A shares was lowered to 5.7 cents per share, from 5.9 cents per share, starting with the March 2010 payout. Our Fund had the highest distribution yield and one-year total return in its category as of March 31, 2010, according to Lipper Inc., an independent mutual fund rating service. This occurred even as the Fund experienced a modest cut to its dividend rate and, we believe, demonstrates the overriding power of the Rochester style of fund management.
     Oppenheimer Rochester Michigan Municipal Fund held about 150 securities as of March 31, 2010. In general this reporting period, default rates on municipal bonds continued to be extremely low relative to the default rates on corporate fixed-income instruments.
     As the charts on pages 18 to 20 show, the Fund’s performance improved this reporting period, which was characterized by credit spread tightening and stronger investor demand. Credit spread tightening is typically more favorable to the sectors and types of securities this Fund favors than it is to the Fund’s benchmark. As spreads tighten, BBB-rated, lower-rated and unrated securities typically outperform other securities. The reverse is also true: widening spreads typically have the greatest negative effect on BBB-rated, lower-rated and unrated securities. Markets can react sharply to credit spread widening, as we saw during the 2007-2008 credit crisis. That cycle of spread widening, we believe, has run its course. We encourage investors to remain focused on their long-term financial objectives for high levels of tax-free income and believe that this Fund’s investments offer structural advantages over the long term.
     Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local taxes, represented 31.2% of the Fund’s net assets on March 31, 2010. Most of the Fund’s investments involve “creatures of the state"—that is, securities that are supported by taxes and other revenues and are designed to help finance electric utilities, highways
14 | OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

and education. On July 1, 2009, Gov. Luis Fortuño signed his first fiscal budget into law. At $7.6 billion, the budget for fiscal year 2010 was $1.9 billion smaller than the previous year’s budget. The Commonwealth’s structural deficit was expected to reach $500 million within a year, down from $3.2 billion.
     Better fiscal management has helped the Commonwealth significantly reduce pressure on its municipal bonds. Through a combination of expense freezes, layoffs and other prudent fiscal measures, a more favorable perception exists by the rating agencies and investors alike. When the Puerto Rico Sales Tax Financing Corporation came to market in June 2009 and January 2010 with $3.5 billion and $1.8 billion in new debt, respectively, both offerings were rated A or better by all three national rating agencies. Additionally, the Commonwealth, its agencies and its financing arm, the Government Development Bank of Puerto Rico, retained their investment-grade ratings from Standard & Poor’s and Moody’s Investors Service this reporting period. (Fitch Ratings does not directly rate Puerto Rico’s general obligation debt.) Proceeds from the Commonwealth’s sales tax bonds were slated to be used to offset obligations to government suppliers and to provide job assistance to laid-off workers. The Fund’s holdings in bonds issued in Puerto Rico provided high levels of tax-free income this reporting period, and we remain confident in the Commonwealth’s ability to collect taxes and make its bond payments.
     As of March 31, 2010, the Fund was invested in the hospital/health care sector, representing 18.4% of the Fund’s total assets and comprised the Fund’s largest industry sector. The overall fundamentals in this sector remained stable this reporting period, contributing to positive results.
     The Fund continued to be invested this reporting period in bonds backed by proceeds from the tobacco Master Settlement Agreement (the MSA), the national litigation settlement with U.S. tobacco manufacturers. At the end of this reporting period, MSA-backed tobacco bonds accounted for 11.6% of the Fund’s total assets.1
     In the second quarter of 2009, the Family Smoking Prevention and Tobacco Control Act was passed, putting the Food and Drug Administration in charge of regulating the making

1.	Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. While consumption has largely been in line with the assumptions used to structure MSA-backed bonds, future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.
15 | OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
and marketing of cigarettes and other tobacco products. Philip Morris, the country’s leading cigarette manufacturer, was a strong advocate for this legislation, which we believe could lead to greater consolidation of market share among the industry’s leading players. (Smaller companies may have a harder time complying with the new regulations.) This shift in share, we believe, should improve MSA revenues and may encourage early redemptions of existing bonds.
     As in prior reporting periods, the tobacco bonds this Fund held during this reporting period made all scheduled payments of interest and principal on time and in full. We continue to believe carefully researched MSA-backed bonds are fundamentally sound, and we are confident that these bonds will continue to provide high levels of tax-free income to the benefit of our yield-seeking investors.
     We have been able to acquire General Obligation debt at favorable yields during this reporting period. As of March 31, 2010, the Fund held 11.2% in General Obligation bonds. The difficult fiscal situations that have proven challenging to so many state and local government officials have created fear in the marketplace. Though fear remains prevalent, we believe that investors should be cognizant that a distinct difference exists between a political budget crisis and an inability to pay debt.
     Tax increment financing (TIF) bonds constituted 4.4% of the Fund’s total assets at the end of the reporting period. Traditionally, this type of financing has been used for urban renewal projects. With the decline in the real estate market, we have been able to purchase or add to positions at tax-free yields that we believe to be highly attractive.
     Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment objectives or cause it to pay any capital gain distributions. In closing, we believe that the Fund’s structure and composition as well as our time-tested strategies will continue to benefit long-term investors through interest rate and economic cycles.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until March 31, 2010. Performance is measured from the inception date of all Classes on June 21, 2006. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
16 | OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

     The Fund’s performance is compared to the performance of that of the Barclays Capital Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. The Fund’s performance is also compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund’s performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the securities in the indices.
17 | OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Average Annual Total Returns of Class A Shares with Sales Charge of the Fund at 3/31/10
1-Year 27.46% Since Inception (6/21/06) —5.08%
18 | OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Average Annual Total Returns of Class B Shares with Sales Charge of the Fund at 3/31/10
1-Year 27.82% Since Inception (6/21/06) -5.18%
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 3% (since inception); and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. See page 21 for further information.
19 | OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

FUND PERFORMANCEDISCUSSION
Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Average Annual Total Returns of Class C Shares with Sales Charge of the Fund at 3/31/10
1-Year 31.87% Since Inception (6/21/06) -4.59%
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 3% (since inception); and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. See page 21 for further information.
20 | OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

NOTES
Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
This report must be preceded or accompanied by the current prospectus of Oppenheimer Rochester Michigan Municipal Fund. Investors should consider the Fund’s investment objectives, risks, expenses and other charges carefully before investing. The Fund’s prospectus and, if available, the Fund’s summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at www.oppenheimerfunds.com. Read the prospectus and, if available, the summary prospectus carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 6/21/06. Unless otherwise noted, the Class A returns include the maximum initial sales charge of 4.75%.
Class B shares of the Fund were first publicly offered on 6/21/06. Unless otherwise noted, the Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception). Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 6/21/06. Unless otherwise noted, the Class C returns include the applicable 1% contingent deferred sales charge for the one-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
21 | OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended March 31, 2010.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
22 | OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	October 1, 2009	March 31, 2010	March 31, 2010

Class A	$1,000.00	$1,017.10	$5.85
Class B	1,000.00	1,013.20	9.63
Class C	1,000.00	1,013.30	9.63

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.15	5.86
Class B	1,000.00	1,015.41	9.64
Class C	1,000.00	1,015.41	9.64
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended March 31, 2010 are as follows:

Class	Expense Ratios

Class A	1.16%
Class B	1.91
Class C	1.91
The expense ratios reflect voluntary waivers or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
23 | OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

STATEMENT OF INVESTMENTS March 31, 2010

Principal
Amount		Coupon	Maturity	Value

Municipal Bonds and Notes—108.8%
Michigan—74.4%
$50,000	Barry County, MI Building Authority[1]	5.650%	07/01/2017	$48,641
50,000	Benton Harbor, MI Charter COP[1]	8.000	05/01/2032	37,868
80,000	Center, MI Academy COP[1]	7.500	10/01/2029	58,648
100,000	Chelsea, MI EDC (United Methodist Retirement Communities)[1]	5.400	11/15/2027	93,110
20,000	Clare County, MI Sewer Disposal System[1]	5.750	11/01/2019	20,424
85,000	Concord, MI Academy Petoskey COP[1]	7.750	12/01/2020	80,288
95,000	Concord, MI Academy Petoskey COP[1]	8.375	12/01/2030	89,284
500,000	Dearborn, MI EDC (Henry Ford Village)[1]	7.125	11/15/2043	448,630
115,000	Detroit, MI GO1	5.000	04/01/2014	112,196
40,000	Detroit, MI GO1	5.000	04/01/2022	38,491
500,000	Detroit, MI GO1	5.000	11/01/2030	496,170
785,000	Detroit, MI GO1	5.250	04/01/2024	651,369
500,000	Detroit, MI GO1	5.250	11/01/2035	496,495
100,000	Detroit, MI GO1	5.375	04/01/2014	98,887
150,000	Detroit, MI GO1	5.375	04/01/2015	145,562
390,000	Detroit, MI Local Devel. Finance Authority[1]	5.500	05/01/2021	110,105
115,000	Detroit, MI Local Devel. Finance Authority[1]	5.500	05/01/2021	34,908
140,000	Detroit, MI Local Devel. Finance Authority[1]	6.700	05/01/2021	56,920
2,565,000	Detroit, MI Local Devel. Finance Authority[1]	6.850	05/01/2021	1,036,209
240,000	Detroit, MI Local Devel. Finance Authority (Chrysler Corp.)[1]	5.375	05/01/2018	87,401
350,000	Detroit, MI Local Devel. Finance Authority (Chrysler Corp.)[1]	5.375	05/01/2021	125,024
750,000	Detroit, MI Sewer Disposal System[1]	7.500	07/01/2033	899,130
1,000,000	Detroit, MI Water Supply System[1]	6.250	07/01/2036	1,087,720
250,000	Dickinson County, MI Healthcare System[1]	5.700	11/01/2018	250,360
15,000	Farmington Hills, MI EDC (Botsford General Hospital)[1]	5.700	02/15/2015	15,017
220,000	Farmington Hills, MI EDC (Botsford General Hospital)[1]	5.750	02/15/2025	216,702
95,000	Flint, MI Hospital Building Authority (Hurley Medical Center)[1]	5.375	07/01/2018	91,308
230,000	Flint, MI Hospital Building Authority (Hurley Medical Center)[1]	5.375	07/01/2028	190,801
15,000	Garden City, MI Hospital Finance Authority (Garden City Hospital Osteopathic)[1]	5.750	09/01/2017	14,064
5,000	Grand Rapids, MI Charter Township (Porter Hills Foundation)[1]	5.200	07/01/2014	5,009
500,000	Grand Traverse Academy, MI Public School Academy[1]	4.625	11/01/2027	388,750
200,000	Grand Traverse Academy, MI Public School Academy[1]	4.750	11/01/2032	150,582
250,000	Grand Traverse Academy, MI Public School Academy[1]	5.000	11/01/2022	216,343
F1 | OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Michigan Continued
$50,000	Grand Traverse County, MI Hospital Finance Authority (Munson Healthcare)[1]	5.500%	07/01/2018	$50,028
20,000	Gratiot County, MI EDC (Grand Lodge of Free & Accepted Masons of Michigan)[1]	5.000	11/15/2014	18,779
155,000	Highland Park, MI Building Authority[1]	7.750	05/01/2018	160,899
5,000	Hillsdale County, MI Intermediate School District[1]	5.700	05/01/2010	5,018
40,000	Hillsdale, MI Hospital Finance Authority (Community Health Center)[1]	5.250	05/15/2026	33,636
30,000	Houghton, MI Tax Increment Finance Authority[1]	6.000	05/01/2019	29,999
20,000	Ionia, MI GO1	6.750	04/01/2015	20,233
250,000	Iron River, MI Hospital Finance Authority (Iron County Community Hospitals)[1]	6.500	05/15/2040	222,158
15,000	Kalamazoo, MI Hospital Finance Authority (Bronson Methodist Hospital)[1]	5.250	05/15/2018	15,011
10,000	Kent County, MI Airport Facility (Kent County International Airport)[1]	5.000	01/01/2017	10,005
135,000	Kent County, MI Airport Facility (Kent County International Airport)[1]	5.000	01/01/2028	127,987
10,000	Mackinac Island, MI Park Commission[1]	5.800	09/01/2013	10,035
35,000	Melvindale, MI Water Supply & Sewer[1]	5.700	06/01/2016	35,070
700,000	MI Building Authority, Series I1	5.250	10/15/2026	733,145
85,000	MI Discovery Elementary School COP (Public School Academy)[2]	8.125	10/01/2031	25,565
85,000	MI George Washington Carver Public School Academy COP[1]	8.000	09/01/2017	74,740
510,000	MI George Washington Carver Public School Academy COP[1]	8.125	09/01/2030	408,847
100,000	MI Higher Education Student Loan Authority[1]	5.000	03/01/2031	92,308
20,000	MI Higher Education Student Loan Authority[1]	5.750	06/01/2013	19,148
10,000	MI Hospital Finance Authority (Central Michigan Community Hospital)[1]	6.250	10/01/2027	9,999
60,000	MI Hospital Finance Authority (Crittenton Hospital Medical Center)[1]	5.625	03/01/2027	59,192
245,000	MI Hospital Finance Authority (Detroit Medical Center Obligated Group)[1]	5.250	08/15/2023	207,949
20,000	MI Hospital Finance Authority (Detroit Medical Center)[1]	6.500	08/15/2018	19,732
1,000,000	MI Hospital Finance Authority (Henry Ford Health System)[1]	5.250	11/15/2046	895,480
50,000	MI Hospital Finance Authority (Holland Community Hospital)[1]	5.625	01/01/2028	50,006
100,000	MI Hospital Finance Authority (McLaren Health Care Corp.)[1]	5.000	06/01/2019	100,041
25,000	MI Hospital Finance Authority (Memorial Hospital)[1]	5.875	11/15/2021	25,046
10,000	MI Hospital Finance Authority (Mercy Health Services)[1]	5.375	08/15/2016	10,036
F2 | OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

Michigan Continued
$1,000,000	MI Hospital Finance Authority (OHC/OUH Obligated Group)[1]	5.125%	08/15/2025	$1,002,000
20,000	MI Hospital Finance Authority (Port Huron Hospital/Marwood Manor Nursing Home)	5.500	07/01/2015	20,058
5,000	MI Hospital Finance Authority (Sinai-Grace Hospital)[1]	6.625	01/01/2016	5,000
160,000	MI Hospital Finance Authority (Sinai-Grace Hospital)[1]	6.700	01/01/2026	151,691
5,000	MI Hospital Finance Authority (St. John Medical Center)[1]	5.250	05/15/2026	5,019
5,000	MI Hospital Finance Authority (Trinity Health)	6.000	12/01/2027	5,238
200,000	MI Hospital Finance Authority (Trinity Health)	6.000	12/01/2027	203,782
45,000	MI Hsg. Devel. Authority (BGC-II Nonprofit Hsg. Corp.)	5.500	01/15/2018	45,055
65,000	MI Hsg. Devel. Authority (Charter Square)[1]	5.500	01/15/2021	65,062
10,000	MI Hsg. Devel. Authority (Charter Square)[1]	5.500	01/15/2021	10,010
500,000	MI Hsg. Devel. Authority (Rental Hsg.)[1]	6.000	10/01/2045	516,795
30,000	MI Hsg. Devel. Authority (Rental Hsg.)	6.100	10/01/2033	30,014
110,000	MI Hsg. Devel. Authority (Section 8 Assisted Mtg.)	8.0173	04/01/2014	80,253
30,000	MI Hsg. Devel. Authority (Walled Lake Villa)	6.000	04/15/2018	30,053
150,000	MI John Tolfree Health System Corp.[1]	5.850	09/15/2013	144,563
830,000	MI John Tolfree Health System Corp.[1]	6.000	09/15/2023	745,033
5,000	MI Municipal Bond Authority[1]	5.375	11/01/2020	4,889
5,000	MI Municipal Bond Authority	5.650	05/01/2011	5,015
60,000	MI New Beginnings Academy COP[1]	8.000	02/01/2032	45,437
125,000	MI Pansophia Academy COP[1]	7.000	06/01/2029	84,698
400,000	MI Public Educational Facilities Authority (Black River School)[1]	5.800	09/01/2030	323,776
500,000	MI Public Educational Facilities Authority (Landmark Academy)[1]	6.625	06/01/2030	503,505
200,000	MI Public Educational Facilities Authority (Old Redford Academy)[1]	6.000	12/01/2035	175,862
45,000	MI Strategic Fund Limited Obligation (Clark Retirement Community/Clark Retirement Community Foundation Obligated Group)[1]	5.650	09/01/2029	44,788
230,000	MI Strategic Fund Limited Obligation (Detroit Edison Company)[1]	5.550	09/01/2029	228,367
460,000	MI Strategic Fund Limited Obligation (Detroit Edison Company)[1]	5.650	09/01/2029	460,221
50,000	MI Strategic Fund Limited Obligation (Dow Chemical Company)[1]	5.500	12/01/2028	53,233
50,000	MI Strategic Fund Limited Obligation (Imperial Holly Corp.)[1]	6.250	11/01/2015	46,591
928,490	MI Strategic Fund Limited Obligation (Wolverine Human Services)[1]	5.850	08/31/2027	787,592
F3 | OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Michigan Continued
$1,954,000	MI Strategic Fund Limited Obligation (Wolverine Human Services)[1]	7.875%	08/31/2028	$1,826,541
600,000	MI Strategic Fund Solid Waste (Waste Management of MI)[1]	4.625	12/01/2012	621,804
1,920,000	MI Tobacco Settlement Finance Authority[1]	6.000	06/01/2034	1,580,371
75,650,000	MI Tobacco Settlement Finance Authority	7.2493	06/01/2052	1,697,586
125,000,000	MI Tobacco Settlement Finance Authority	7.5003	06/01/2052	2,160,000
10,000	Mount Clemens, MI Hsg. Corp. (FHA Section 8), Series A	6.600	06/01/2022	10,016
50,000	New Buffalo, MI GO1	5.300	04/01/2014	50,565
5,000	Northern MI University[1]	5.125	12/01/2020	5,005
30,000	Oceola Township, MI Special Assessment[1]	6.000	06/01/2014	30,176
30,000	Oceola Township, MI Special Assessment[1]	6.000	06/01/2015	30,156
25,000	Ottawa County, MI (Grand Haven Township System Extensions)[1]	5.750	07/01/2015	25,323
25,000	Ottawa County, MI (Jamestown Township System Extension No. 1)[1]	5.900	05/01/2015	25,112
50,000	Plymouth, MI Educational Center Charter School (Public School Academy)[1]	5.375	11/01/2030	40,006
175,000	Plymouth, MI Educational Center Charter School (Public School Academy)[1]	5.625	11/01/2035	140,058
100,000	Pontiac, MI Sewer Disposal[1]	5.750	01/01/2020	69,895
720,000	Pontiac, MI Tax Increment Finance Authority[1]	5.375	06/01/2017	510,991
115,000	Pontiac, MI Tax Increment Finance Authority[1]	6.250	06/01/2022	74,241
790,000	Royal Oak, MI Hospital Finance Authority (William Beaumont Hospital)[1]	8.250	09/01/2039	931,829
15,000	Saginaw County, MI (Williamson Acres Drain)[1]	5.000	06/01/2018	15,026
250,000	Saginaw, MI Hospital Finance Authority (Covenant Medical Center)[1]	6.500	07/01/2030	252,830
20,000	Scio Township, MI Building Authority[1]	5.650	05/01/2016	20,128
25,000	Scio Township, MI Building Authority[1]	5.650	05/01/2017	25,155
10,000	Star International Academy, MI COP[1]	8.000	03/01/2033	9,916
1,000,000	Wayne County, MI Airport Authority (Detroit Metro Wayne Airport)[1]	5.000	12/01/2034	840,440
785,000	Wayne County, MI Building Authority	5.250	06/01/2016	787,834
25,000	Wayne, MI Charter County Airport (Detroit Metropolitan Wayne County)[1]	5.000	12/01/2019	24,529
95,000	Wayne, MI Charter County Airport (Detroit Metropolitan Wayne County)[1]	5.000	12/01/2028	87,207
50,000	Wayne, MI Charter County Airport (Detroit Metropolitan Wayne County)[1]	5.250	12/01/2014	50,635
385,000	Wayne, MI Charter County Airport (Detroit Metropolitan Wayne County)[1]	5.250	12/01/2018	385,997
500,000	Wayne, MI Charter County Airport Facilities (Northwest Airlines)[1]	6.000	12/01/2029	440,440
F4 | OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

Michigan Continued
$1,000,000	Wayne, MI Charter County GO1	6.750%	11/01/2039	$1,048,320
5,000	Webberville, MI Water Supply & Wastewater Treatment[1]	6.500	11/01/2018	5,002

				31,009,242

U.S. Possessions—34.3%
30,000	Guam Government Waterworks Authority & Wastewater System[1]	6.000	07/01/2025	30,755
1,000,000	Puerto Rico Aqueduct & Sewer Authority[1]	0.0004	07/01/2024	978,620
385,000	Puerto Rico Commonwealth GO	5.700	07/01/2020	385,720
750,000	Puerto Rico Commonwealth GO1	6.500	07/01/2037	820,223
250,000	Puerto Rico Electric Power Authority, Series TT1	5.000	07/01/2032	243,433
5,000	Puerto Rico Highway & Transportation Authority[1]	5.000	07/01/2028	4,843
60,000	Puerto Rico Highway & Transportation Authority, Series G1	5.000	07/01/2042	55,573
15,000	Puerto Rico IMEPCF (American Airlines)	6.450	12/01/2025	11,945
250,000	Puerto Rico Infrastructure[1]	5.000	07/01/2046	227,888
210,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	5.600	10/01/2014	212,711
700,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.250	10/01/2024	678,622
1,855,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.500	10/01/2037	1,708,715
75,000	Puerto Rico ITEMECF (San Lucas & Cristo Redentor Hospitals) [1]	5.750	06/01/2029	37,367
360,000	Puerto Rico Port Authority (American Airlines), Series A	6.250	06/01/2026	279,493
20,000	Puerto Rico Port Authority, Series D	6.000	07/01/2021	20,013
15,000	Puerto Rico Public Buildings Authority[1]	5.125	07/01/2024	14,916
500,000	Puerto Rico Public Buildings Authority[1]	6.250	07/01/2031	553,285
2,100,000	Puerto Rico Public Buildings Authority[1]	6.750	07/01/2036	2,308,866
500,000	Puerto Rico Public Buildings Authority[1]	7.000	07/01/2021	550,660
250,000	Puerto Rico Public Buildings Authority[1]	7.000	07/01/2025	271,605
750,000	Puerto Rico Sales Tax Financing Corp., Series A1	6.500	08/01/2044	843,750
1,000,000	Puerto Rico Sales Tax Financing Corp., Series C1	0.0004	08/01/2032	766,230
1,000,000	Puerto Rico Sales Tax Financing Corp., Series C1	5.750	08/01/2057	1,054,480
250,000	Puerto Rico Sales Tax Financing Corp., Series C1	6.000	08/01/2042	269,218
700,000	University of Puerto Rico, Series P1	5.000	06/01/2019	692,356
700,000	V.I. Public Finance Authority (Hovensa Refinery)[1]	5.875	07/01/2022	702,583
400,000	V.I. Public Finance Authority, Series A1	5.000	10/01/2039	360,236
250,000	V.I. Water & Power Authority, Series A1	5.000	07/01/2031	231,171

				14,315,277

Total Investments, at Value (Cost $53,061,273)—108.7%				45,324,519
Liabilities in Excess of Other Assets—(8.7)				(3,633,887)

Net Assets—100.0%				$41,690,632

F5 | OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments

1.	All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 5 of accompanying Notes.

2.	Issue is in default. See Note 1 of accompanying Notes.

3.	Zero coupon bond reflects effective yield on the date of purchase.

4.	Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1) Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2) Level 2—inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3) Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of March 31, 2010 based on valuation input level:

			Level 3 –
	Level 1 –	Level 2 –	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes Michigan	$—	$31,009,242	$—	$31,009,242
U.S. Possessions	—	14,315,277	—	14,315,277

Total Assets	$—	$45,324,519	$—	$45,324,519

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
To simplify the listings of securities, abbreviations are used per the table below:

COP	Certificates of Participation

EDC	Economic Devel. Corp.

FHA	Federal Housing Agency/Authority

GO	General Obligation

IMEPCF	Industrial, Medical and Environmental Pollution Control Facilities

ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities

OHC	Oakwood Hospital Corp.

OUH	Oakwood United Hospitals

V.I.	United States Virgin Islands
See accompanying Notes to Financial Statements.
F6 | OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES March 31, 2010

Assets
Investments, at value (cost $53,061,273)—see accompanying statement of investments	$45,324,519
Cash	363,375
Receivables and other assets:
Interest	754,857
Shares of beneficial interest sold	322,279
Investments sold	32,914
Due from Manager	604
Other	8,147

Total assets	46,806,695

Liabilities
Payables and other liabilities:
Payable on borrowings (See Note 5)	4,100,000
Investments purchased	805,225
Shares of beneficial interest redeemed	57,471
Dividends	55,794
Distribution and service plan fees	21,143
Shareholder communications	18,057
Trustees’ compensation	2,816
Transfer and shareholder servicing agent fees	2,036
Interest expense on borrowings	800
Other	52,721

Total liabilities	5,116,063

Net Assets	$41,690,632

Composition of Net Assets
Par value of shares of beneficial interest	$4,523
Additional paid-in capital	59,920,025
Accumulated net investment income	702,588
Accumulated net realized loss on investments	(11,199,750)
Net unrealized depreciation on investments	(7,736,754)

Net Assets	$41,690,632

F7 | OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of $26,290,536 and 2,850,950 shares of beneficial interest outstanding)	$9.22
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$9.68

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,146,385 and 232,782 shares of beneficial interest outstanding)	$9.22

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $13,253,711 and 1,439,006 shares of beneficial interest outstanding)	$9.21
See accompanying Notes to Financial Statements.
F8 | OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

STATEMENT OF OPERATIONS For the Year Ended March 31, 2010

Investment Income
Interest	$3,244,417

Expenses
Management fees	204,116
Distribution and service plan fees:
Class A	42,259
Class B	13,456
Class C	86,207
Transfer and shareholder servicing agent fees:
Class A	13,769
Class B	1,712
Class C	7,098
Shareholder communications:
Class A	22,975
Class B	2,780
Class C	11,436
Borrowing fees	91,842
Legal, auditing and other professional fees	41,486
Interest expense on borrowings	13,123
Trustees’ compensation	1,148
Custodian fees and expenses	640
Other	6,092

Total expenses	560,139
Less waivers and reimbursements of expenses	(102,000)

Net expenses	458,139

Net Investment Income	2,786,278

Realized and Unrealized Gain (Loss)
Net realized loss on investments	(4,744,097)
Net change in unrealized appreciation/depreciation on investments	12,520,483

Net Increase in Net Assets Resulting from Operations	$10,562,664

See accompanying Notes to Financial Statements.
F9 | OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended March 31,	2010	2009

Operations
Net investment income	$2,786,278	$3,111,482
Net realized loss	(4,744,097)	(5,362,334)
Net change in unrealized appreciation/depreciation	12,520,483	(14,082,171)

Net increase (decrease) in net assets resulting from operations	10,562,664	(16,333,023)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(2,213,883)	(2,408,518)
Class B	(97,775)	(54,775)
Class C	(628,153)	(388,518)

	(2,939,811)	(2,851,811)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from
beneficial interest transactions:
Class A	(6,759,981)	2,402,756
Class B	1,235,333	178,399
Class C	6,479,448	1,202,162

	954,800	3,783,317

Net Assets
Total increase (decrease)	8,577,653	(15,401,517)
Beginning of period	33,112,979	48,514,496

End of period (including accumulated net investment income of $702,588 and $856,121, respectively)	$41,690,632	$33,112,979

See accompanying Notes to Financial Statements.
F10 | OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

STATEMENT OF CASH FLOWS For the Year Ended March 31, 2010

Cash Flows from Operating Activities
Net increase in net assets from operations	$10,562,664
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(17,917,841)
Proceeds from disposition of investment securities	10,563,031
Short-term investment securities, net	5,736,722
Premium amortization	62,938
Discount accretion	(777,706)
Net realized loss on investments	4,744,097
Net change in unrealized appreciation/depreciation on investments	(12,520,483)
Change in assets:
Increase in other assets	(5,234)
Increase in receivable for securities sold	(9,358)
Increase in interest receivable	(80,596)
Change in liabilities:
Increase in other liabilities	17,871
Decrease in payable for securities purchased	(169,135)

Net cash provided by operating activities	206,970

Cash Flows from Financing Activities
Proceeds from bank borrowings	30,200,000
Payments on bank borrowings	(28,200,000)
Proceeds from shares sold	22,654,253
Payments on shares redeemed	(23,097,153)
Cash distributions paid	(1,658,834)

Net cash used in financing activities	(101,734)
Net increase in cash	105,236
Cash, beginning balance	258,139

Cash, ending balance	$363,375

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $1,289,095.
Cash paid for interest on bank borrowings—$14,027.
See accompanying Notes to Financial Statements.
F11 | OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended March 31,	2010	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$7.47	$12.20	$14.43	$13.60

Income (loss) from investment operations:
Net investment income[2]	.67	.77	.83	.65
Net realized and unrealized gain (loss)	1.79	(4.79)	(2.39)	.64

Total from investment operations	2.46	(4.02)	(1.56)	1.29

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.71)	(.71)	(.67)	(.46)

Net asset value, end of period	$9.22	$7.47	$12.20	$14.43

Total Return, at Net Asset Value[3]	33.82%	(33.84)%	(11.14)%	9.62%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$26,291	$27,122	$40,660	$17,170

Average net assets (in thousands)	$27,143	$33,158	$33,865	$11,550

Ratios to average net assets:[4]
Net investment income	7.75%	7.92%	6.12%	5.82%
Expenses excluding interest and fees on short-term floating
rate notes issued and interest and fees from borrowings	0.97%	0.89%	0.83%	1.35%
Interest and fees from borrowings	0.28%	0.85%	1.16%	1.28%
Interest and fees on short-term floating rate notes issued[5]	—	0.24%	0.68%	0.34%

Total expenses	1.25%	1.98%	2.67%	2.97%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	1.02%	1.04%	1.48%	1.14%

Portfolio turnover rate	32%	62%	104%	4%

1.	For the period from June 21, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6.	Total expenses ratio is higher due to the Fund’s limited operating history.

7.	Prior to July 1, 2009, the Manager voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses,” excluding expenses attributable to investments in inverse floaters, as a percentage of average annual net assets would not exceed 0.80%. Effective July 1, 2009, the Manager amended this voluntary undertaking so that this waiver would also exclude interest and fees from borrowings.
See accompanying Notes to Financial Statements.
F12 | OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

Class B Year Ended March 31,	2010	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$7.47	$12.20	$14.43	$13.60

Income (loss) from investment operations:
Net investment income[2]	.59	.70	.72	.51
Net realized and unrealized gain (loss)	1.80	(4.80)	(2.38)	.69

Total from investment operations	2.39	(4.10)	(1.66)	1.20

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.64)	(.63)	(.57)	(.37)

Net asset value, end of period	$9.22	$7.47	$12.20	$14.43

Total Return, at Net Asset Value[3]	32.82%	(34.35)%	(11.82)%	9.03%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,146	$682	$918	$506

Average net assets (in thousands)	$1,350	$839	$801	$196

Ratios to average net assets:[4]
Net investment income	6.78%	7.18%	5.34%	4.55%
Expenses excluding interest and fees on short-term floating
rate notes issued and interest and fees from borrowings	2.02%	2.20%	2.10%	3.15%
Interest and fees from borrowings	0.28%	0.85%	1.16%	1.28%
Interest and fees on short-term floating rate notes issued[5]	—	0.24%	0.68%	0.34%

Total expenses	2.30%	3.29%	3.94%	4.77%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	1.81%	1.79%	2.23%	1.89%

Portfolio turnover rate	32%	62%	104%	4%

1.	For the period from June 21, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6.	Total expenses ratio is higher due to the Fund’s limited operating history.

7.	Prior to July 1, 2009, the Manager voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses,” excluding expenses attributable to investments in inverse floaters, as a percentage of average annual net assets would not exceed 1.55%. Effective July 1, 2009, the Manager amended this voluntary undertaking so that this waiver would also exclude interest and fees from borrowings.
See accompanying Notes to Financial Statements.
F13 | OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class C Year Ended March 31,	2010	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$7.46	$12.19	$14.42	$13.60

Income (loss) from investment operations:
Net investment income[2]	.60	.70	.72	.52
Net realized and unrealized gain (loss)	1.79	(4.80)	(2.38)	.67

Total from investment operations	2.39	(4.10)	(1.66)	1.19

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.64)	(.63)	(.57)	(.37)

Net asset value, end of period	$9.21	$7.46	$12.19	$14.42

Total Return, at Net Asset Value[3]	32.87%	(34.38)%	(11.83)%	8.94%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,254	$5,309	$6,936	$2,309

Average net assets (in thousands)	$8,642	$5,962	$5,750	$845

Ratios to average net assets:[4]
Net investment income	6.83%	7.15%	5.33%	4.63%
Expenses excluding interest and fees on short-term floating
rate notes issued and interest and fees from borrowings	1.91%	2.02%	1.87%	2.48%
Interest and fees from borrowings	0.28%	0.85%	1.16%	1.28%
Interest and fees on short-term floating rate notes issued[5]	—	0.24%	0.68%	0.34%
Total expenses	2.19%	3.11%	3.71%	4.10%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	1.82%	1.79%	2.23%	1.89%

Portfolio turnover rate	32%	62%	104%	4%

1.	For the period from June 21, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6.	Total expenses ratio is higher due to the Fund’s limited operating history.

7.	Prior to July 1, 2009, the Manager voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses,” excluding expenses attributable to investments in inverse floaters, as a percentage of average annual net assets would not exceed 1.55%. Effective July 1, 2009, the Manager amended this voluntary undertaking so that this waiver would also exclude interest and fees from borrowings.
See accompanying Notes to Financial Statements.
F14 | OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Rochester Michigan Municipal Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended as a non-diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current interest income exempt from federal and Michigan state income taxes for individual investors as is consistent with preservation of capital. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal
F15 | OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued

exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. Information concerning securities in default as of March 31, 2010 is as follows:

Cost	$79,812
Market Value	$25,565
Market Value as a % of Net Assets	0.06%
F16 | OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4]	Tax Purposes

$761,014	$—	$11,199,750	$7,736,754

1.	As of March 31, 2010, the Fund had $10,700,676 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of March 31, 2010, details of the capital loss carryforwards were as follows:

Expiring

2015	$184
2016	1,046,240
2017	4,376,454
2018	5,277,798

Total	$10,700,676

2.	As of March 31, 2010, the Fund had $499,074 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2019.

3.	During the fiscal year ended March 31, 2010, the Fund did not utilize any capital loss carryforward.

4.	During the fiscal year ended March 31, 2009, the Fund did not utilize any capital loss carryforward.
F17 | OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
The tax character of distributions paid during the years ended March 31, 2010 and March 31, 2009 was as follows:

	Year Ended	Year Ended
	March 31, 2010	March 31, 2009

Distributions paid from:
Exempt-interest dividends	$2,939,083	$2,843,515
Ordinary income	728	8,296

Total	$2,939,811	$2,851,811

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2010 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$53,061,273

Gross unrealized appreciation	$1,707,006
Gross unrealized depreciation	(9,443,760)

Net unrealized depreciation	$(7,736,754)

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended March 31, 2010, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$249
Payments Made to Retired Trustees	200
Accumulated Liability as of March 31, 2010	1,660
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount
F18 | OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and
F19 | OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended March 31, 2010		Year Ended March 31, 2009
	Shares	Amount	Shares	Amount

Class A
Sold	1,558,919	$13,662,060	1,040,629	$9,815,878
Dividends and/or distributions reinvested	96,949	847,014	57,415	527,247
Redeemed	(2,435,515)	(21,269,055)	(798,896)	(7,940,369)

Net increase (decrease)	(779,647)	$(6,759,981)	299,148	$2,402,756

Class B
Sold	154,782	$1,352,008	25,522	$266,758
Dividends and/or distributions reinvested	6,522	57,258	3,656	33,212
Redeemed	(19,784)	(173,933)	(13,155)	(121,571)

Net increase	141,520	$1,235,333	16,023	$178,399

Class C
Sold	877,946	$7,804,458	405,757	$3,615,480
Dividends and/or distributions reinvested	43,823	384,823	24,851	227,475
Redeemed	(194,244)	(1,709,833)	(288,010)	(2,640,793)

Net increase	727,525	$6,479,448	142,598	$1,202,162

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended March 31, 2010, were as follows:

	Purchases	Sales

Investment securities	$17,917,841	$10,563,031
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $500 million	0.55%
Next $500 million	0.50
Next $500 million	0.45
Over $1.5 billion	0.40
F20 | OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended March 31, 2010, the Fund paid $21,778 to OFS for services to the Fund.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at March 31, 2010 were as follows:

Class B	$85,127
Class C	184,235
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.
F21 | OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued

		Class A	Class B	Class C
	Class A	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor

March 31, 2010	$48,481	$—	$452	$3,863
Waivers and Reimbursements of Expenses. Prior to July 1, 2009, the Manager had voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” excluding expenses attributable to the Fund’s investments in inverse floaters, would not exceed 0.80% of average annual net assets for Class A shares and 1.55% of average annual net assets for both Class B and Class C shares. Effective July 1, 2009, the Manager amended this voluntary undertaking so that this waiver would also exclude interest and fees from borrowings. During the year ended March 31, 2010, the Manager reimbursed $62,956, $6,572 and $32,472 for Class A, Class B and Class C shares, respectively.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
     Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
5. Borrowings
The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings. The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund can also borrow for other purposes, such as to raise money to unwind or “collapse” trusts that issued “inverse floaters” to the Fund, or to contribute to such trusts to enable them to meet tenders of their short-term securities by the holders of those securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. The use of leverage will subject the Fund to greater costs than funds that do not borrow for leverage, and may also make the Fund’s share price more sensitive to interest changes. The interest on borrowed money is an expense that might reduce the Fund’s yield. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.
     The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and a bank which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings
F22 | OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

of up to $2.25 billion, collectively. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.2282% as of March 31, 2010). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility. The Fund is also allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the year ended March 31, 2010 equal 0.28% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.
As of March 31, 2010, the Fund had borrowings outstanding at an interest rate of 0.2282%. Details of the borrowings for the year ended March 31, 2010 are as follows:

Average Daily Loan Balance	$3,439,726
Average Daily Interest Rate	0.438%
Fees Paid	$91,414
Interest Paid	$14,027
6. Subsequent Events Evaluation
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. This evaluation determined that there are no subsequent events that necessitated disclosures and/or adjustments.
7. Pending Litigation
Since 2009, a number of lawsuits have been filed in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor (but not including the Fund). The lawsuits naming the Defendant Funds also name as defendants certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     In 2009, lawsuits were filed in state court against the Manager and a subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. These lawsuits allege
F23 | OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
7. Pending Litigation Continued
breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed since 2008 in various state and federal courts, against the Manager and certain of its affiliates. Those lawsuits were filed by investors who made investments through an affiliate of the Manager, and relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff “). Those suits allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits brought against those Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer funds.
F24 | OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of
Oppenheimer Rochester Michigan Municipal Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester Michigan Municipal Fund, including the statement of investments, as of March 31, 2010, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and for the period June 21, 2006 (commencement of operations) to March 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester Michigan Municipal Fund as of March 31, 2010, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and for the period June 21, 2006 (commencement of operations) to March 31, 2007, in conformity with U.S. generally accepted accounting principles.
KPMG LLP
Denver, Colorado
May 19, 2010
F25 | OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2010, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2009. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     None of the dividends paid by the Fund during the fiscal year ended March 31, 2010 are eligible for the corporate dividend-received deduction. 99.98% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
25 | OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus, annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus, reports and privacy policy within 30 days of receiving your request to stop householding.
26 | OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007) and Trustee (since 2006) Age: 66	Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Member of Zurich Financial Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Board since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

David K. Downes, Trustee (since 2007) Age: 70	Director of THL Credit Inc. (since June 2009); Independent Chairman GSK Employee Benefit Trust (since April 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch & Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse & Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Board since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.
27 | OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

Matthew P. Fink, Trustee (since 2006) Age: 69	Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Board since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Phillip A. Griffiths, Trustee (since 2006) Age: 71	Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision technology products company) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences (since 2000); Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Griffiths has served on the Board since June 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Mary F. Miller, Trustee (since 2006) Age: 67	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 59 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Board since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Joel W. Motley, Trustee (since 2006) Age: 57	Managing Director of Public Capital Advisors, LLC (privately held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Chairman of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee of Historic Hudson Valley. Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Board since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Mary Ann Tynan, Trustee (since 2008) Age: 64	Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospitals (non-profit hospitals) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company,
28 | OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

Mary Ann Tynan, Continued	LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 59 portfolios in the OppenheimerFunds complex. Ms. Tynan has served on the Board since October 2008, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Joseph M. Wikler, Trustee (since 2006) Age: 69	Director of C-TASC (bio-statistics services) (since 2007); Director of the following medical device companies: Medintec (since 1992) and Cathco (since 1996); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Wikler has served on the Board since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Peter I. Wold, Trustee (since 2006) Age: 62	Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Board since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Glavin is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Glavin serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin is an interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

William F. Glavin, Jr., President and Principal Executive Officer and Trustee (since 2009) Age: 51	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003- March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of
29 | OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

William F. Glavin, Jr., Continued	Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007- December 2008) of MML Investors Services, Inc. Oversees 63 portfolios as a Trustee/Director and 94 portfolios as an Officer in the OppenheimerFunds complex. Mr. Glavin has served on the Board since December 2009, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Zack and Keffer, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924, for Messrs. Loughran, Cottier, Willis, DeMitry, Camarella, and Stein, 350 Linden Oaks, Rochester, New York 14625. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Daniel G. Loughran, Vice President and Senior Portfolio Manager (since 2006) Age: 46	Senior Vice President of the Manager (since August 2007); Vice President of the Manager (April 2001-July 2007) and a Portfolio Manager with the Manager (since 1999). Team leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Scott S. Cottier, Vice President and Senior Portfolio Manager (since 2006) Age: 38	Vice President of the Manager (since September 2002). Portfolio Manager and trader at Victory Capital Management (from 1999 to 2002). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Troy E. Willis, Vice President and Senior Portfolio Manager (since 2006) Age: 37	Vice President of the Manager (since July 2009); Assistant Vice President of the Manager (July 2005-July 2009). Portfolio Manager of the Manager (2002- 2005). Corporate Attorney for Southern Resource Group (1999-2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Mark R. DeMitry, Vice President (since 2009) and Senior Portfolio Manager (since 2009) Age: 34	Vice President of the Manager (since July 2009); Associate Portfolio Manager of the Fund (2006-2009). Research analyst of the Manager (June 2003-September 2006) and a credit analyst of the Manager (July 2001-May 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Michael L. Camarella, Vice President (since 2009) and Associate Portfolio Manager (since 2008) Age: 33	Assistant Vice President of the Manager (since July 2009). Research analyst of the Manager (February 2006-April 2008) and a credit analyst of the Manager (June 2003-January 2006). Associate Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.
30 | OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

Richard Stein, Vice President (since 2007) Age: 52	Director of the Rochester Credit Analysis team (since 2003) and a Vice President of the Manager (since 1997); headed Rochester’s Credit Analysis team (since 1993).

Thomas W. Keffer, Vice President and Chief Business Officer (since 2009) Age: 54	Senior Vice President of the Manager (since March 1997); Director of Investment Brand Management (since November 1997); Senior Vice President of OppenheimerFunds Distributor, Inc. (since December 1997). An officer of 94 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2006) Age: 59	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983); Former Vice President and Director of Internal Audit of the Manager (1997- February 2004). An officer of 94 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2006) Age: 50	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999- June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. (since May 2000), OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (March 1999-June 2008),Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 94 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Secretary (since 2006) Age: 61	Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds International Distributor Limited (since December 2003); Senior Vice President (May 1985-December 2003). An officer of 94 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.525.7048.
31 | OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.
Item 4. Principal Accountant Fees and Services.
(a) Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $31,200 in fiscal 2010 and $31,200 in fiscal 2009.
(b) Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $2,632 in fiscal 2010 and $2,368 in fiscal 2009.
The principal accountant for the audit of the registrant’s annual financial statements billed $253,340 in fiscal 2010 and $271,200 in fiscal 2009 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews, audit of capital accumulation plan, agreed upon procedures and professional services relating to FAS157.
(c) Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $8,500 in fiscal 2010 and $4,500 in fiscal 2009.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.
(d) All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $264,472 in fiscal 2010 and $278,068 in fiscal 2009 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5. Audit Committee of Listed Registrants
Not applicable.

Item 6. Schedule of Investments.
a) Not applicable.
b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.
3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 03/31/2010, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Oppenheimer Rochester Michigan Municipal Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date: 05/11/2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date: 05/11/2010

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date: 05/11/2010